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                                                             EXHIBIT NO. 99.2(B)
                                             Master Amended and Restated By-Laws

                                                                      APPENDIX A

                                                          REVISED: JULY 20, 2004

                                                               FISCAL
TRUST                                                          YEAR END
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
MFS Series Trust I                                             08/31
MFS Series Trust II                                            11/30
MFS Series Trust III                                           01/31
MFS Series Trust IV                                            08/31
MFS Series Trust V                                             09/30
MFS Series Trust VI                                            10/31
MFS Series Trust VII                                           11/30
MFS Series Trust VIII                                          10/31
MFS Series Trust IX                                            04/30*
                                                               10/31**
MFS Series Trust X                                             05/31^
                                                               07/31^^
MFS Series Trust XI                                            09/30

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* The fiscal year end is 4/30 for the following series of MFS Series Trust IX:

              MFS Bond Fund
              MFS Emerging Opportunities Fund
              MFS Intermediate Investment Grade Bond Fund
              MFS Limitied Maturity Fund
              MFS Municipal Limited Maturity Fund
              MFS Research Bond Fund
              MFS Research Bond Fund J

** The fiscal year end is 10/31 for the following series of MFS Series Trust IX:

              MFS Inflation Adjusted Bond Fund

^ The fiscal year end is 5/31 for the following series of MFS Series Trust X:

              MFS Aggressive Growth Allocation Fund
              MFS Conservative Allocation Fund
              MFS Emerging Markets Equity Fund
              MFS Fundamental Growth Fund
              MFS Gemini U.K. Fund
              MFS Growth Allocation Fund
              MFS International Growth Fund
              MFS International Value Fund
              MFS Moderate Allocation Fund
              MFS International Diversification Fund

^^ The fiscal year end is 7/31 for the following series of MFS Series Trust X:

              MFS Emerging Markets Debt Fund
              MFS European Equity Fund
              MFS Global Value Fund
              MFS Government Mortgage Fund
              MFS International Core Equity Fund
              MFS New Endeavor Fund
              MFS Strategic Value Fund

                                       13
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
                                                               FISCAL
TRUST                                                          YEAR END
-----------------------------------------------------------------------
MFS Growth Opportunities Fund                                  12/31
MFS Government Securities Fund                                 02/28
Massachusetts Investors Growth Stock Fund                      11/30
MFS Government Limited Maturity Fund                           12/31
Massachusetts Investors Trust                                  12/31

MFS Municipal Income Trust                                     10/31
MFS Multimarket Income Trust                                   10/31
MFS Government Markets Income Trust                            11/30
MFS Intermediate Income Trust                                  10/31
MS Charter Income Trust                                        11/30
MFS Special Value Trust                                        10/31
MFS Municipal Series Trust                                     03/31
MFS Institutional Trust                                        06/30
MFS Variable Insurance Trust                                   12/31